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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                      -----------------------------------


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  August 7, 2001


                          HANOVER COMPRESSOR COMPANY
              (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-13071                  75-2344249
(State or Other Jurisdiction       (Commission File            (IRS Employer
of Incorporation)                       Number)              Identification No.)

12001 North Houston Rosslyn                                             77086
Houston, Texas  77086                                                 (Zip Code)
(Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (281) 447-8787
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Item 5. Other Events.

See the following press release:

Hanover Compressor Announces Offering of $300 Million of Senior Secured
Notes

HOUSTON--Aug. 7, 2001--Hanover Compressor Company (NYSE: HC), a leading provider of outsourced natural gas compression and treating services, today announced a private offering by Hanover Equipment Trust 2001A ("the Trust") of $300 million of senior secured notes.

The Trust will use the proceeds from this offering to purchase equipment from Hanover that will then be leased back by the Company pursuant to an operating lease for a 7-year period and will continue to be deployed in its normal operations. Hanover intends to use the proceeds to fund the cash portion of its acquisition from Schlumberger Ltd. of Production Operators Corporation and related assets.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities. The securities being offered in the private placement have not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and may not be re-offered or resold in the United States without a subsequent registration or an applicable exemption from the registration requirements.

Hanover Compressor Company is a market leader in full service natural gas compression and a leading provider of service, financing, fabrication and equipment for contract natural gas handling applications. Hanover provides this equipment on a rental, contract compression, maintenance and acquisition leaseback basis to natural gas production, processing and transportation companies that are increasingly seeking outsourcing solutions. Founded in 1990 and a public company since 1997, its customers include premier independent and major producers and distributors throughout the Western Hemisphere.

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because of the context of the statement and will include words such as "believes," "anticipates," "expects," "estimates," or words of similar import. Similarly, statements that describe Hanover's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those anticipated as of the date of this press release. The risks and uncertainties include: inability of the parties to complete the offering, the loss of market share through competition, the introduction of competing technologies by other companies; a prolonged, substantial reduction in oil and gas prices which would cause a decline in the demand for Hanover's compression and oil and gas production equipment; new governmental safety, health and environmental regulations which could require Hanover to make significant capital expenditures; inability to successfully integrate acquired businesses; and changes in economic or political conditions in the countries in which Hanover operates. The forward-looking statements included in this press release are only made as of the date of this press release, and Hanover undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. A discussion of these factors is included in the Company's periodic reports filed with the Securities and Exchange Commission.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HANOVER COMPRESSOR COMPANY


Date:   August 7, 2001               By:   /s/ Michael J. McGhan
                                           -------------------------------------
                                   Name:   Michael J. McGhan
                                  Title:   President and Chief Executive Officer